4Q15 Earnings Release March 1, 2016 TECHNOLOGIES IN MOTION Exhibit 99.2

STONERIDGE | FORWARD LOOKING STATEMENTS

Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the loss or bankruptcy of a major customer; the costs and timing of facility closures, business realignment or similar actions; a significant change in medium- and heavy-duty truck, automotive or agricultural and off-highway vehicle production; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; a significant change in general economic conditions in any of the various countries in which Stoneridge operates; labor disruptions at Stoneridge's facilities or at any of Stoneridge's significant customers or suppliers; the ability of suppliers to supply Stoneridge with parts and components at competitive prices on a timely basis; the amount of Stoneridge's indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its asset-based credit facility and senior secured notes; customer acceptance of new products; capital availability or costs, including changes in interest rates or market perceptions; the failure to achieve successful integration of any acquired company or business; the occurrence or non-occurrence of circumstances beyond Stoneridge's control; and the items described in "Risk Factors" and other uncertainties or risks discussed in Stoneridge's periodic and current reports filed with the Securities and Exchange Commission.

Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events.

These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge's filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance; Stoneridge's actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge's results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

__Rounding Disclosure__: There may be slight non-material differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the a result of rounding due to the representation of values in millions rather than thousands in public filings.

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The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, without the prior written consent of Stoneridge, Inc.

Stoneridge

STONERIDGE Sales by Segment – 4Q15 vs 4Q14 3 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck 66.3 0.3 0.0 66.6 59.4 0.3 0.0 59.7 Med / HD Truck 8.8 49.7 0.0 58.5 8.0 52.9 0.0 60.9 Ag 3.8 0.0 0.0 3.8 4.0 0.0 0.0 4.0 PST / Other 2.8 1.5 21.4 25.7 3.2 3.1 35.9 42.2 TOTAL 81.7 51.5 21.4 154.6 74.6 56.3 35.9 166.8 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck 6.9 0.0 0.0 6.9 11.6% 14.5% 0.0% 11.6% Med / HD Truck 0.8 (3.2) 0.0 (2.4) 9.5% (6.0)% 0.0% (4.0)% Ag (0.2) (0.0) 0.0 (0.2) (4.4)% (100.0)% 0.0% (4.5)% PST / Other (0.4) (1.6) (14.5) (16.5) (11.4)% (52.0)% (40.4)% (39.1)% TOTAL 7.1 (4.8) (14.5) (12.2) 9.6% (8.5)% (40.4)% (7.3)% 4Q15 4Q14 Variance $ Variance % 4Q15 vs 4Q14 4Q15 vs 4Q14

STONERIDGE Adjusted Sales – 4Q15 vs 4Q14 4 Increase / 4Q15 4Q14 (Decrease) Pctg Δ Electronics Segment Sales As Reported 51.5 56.3 (4.8) (8.5)% Plus: Constant Foreign Currency Translation Adjustment 4.8 - 4.8 Adjusted Electronics Segment Sales 56.3 56.3 0.0 0.0% PST Segment Sales As Reported 21.4 35.9 (14.5) (40.4)% Plus: Constant Foreign Currency Translation Adjustment 12.1 - 12.1 Adjusted PST Segment Sales 33.5 35.9 (2.4) (6.6)% Total Consolidated Sales As Reported 154.6 166.8 (12.2) (7.3)% Plus: Constant Foreign Currency Translation Adjustment 17.0 - 17.0 Total Consolidated Constant Currency Adjusted Sales 171.6 166.8 4.8 2.9%

STONERIDGE | Sales, Gross Profit, & Op Income – 4Q15 vs 4Q14

USD [millions] except per share data	SRI excl PST	PST	PST PPA	Total PST	SRI	SRI	SRI	SRI
	4Q15					4Q14	4Q15 v 4Q14	
	Actual					Actual	Δ #	Δ %
Net Sales	133.2	21.4	-	21.4	154.6	166.8	(12.2)	(7.3%)
Cost of Materials	69.8	9.0	-	9.0	78.8	84.7	(5.9)	(7.0%)
Cost of Materials %	52.4%	42.1%		42.1%	51.0%	50.8%		
Direct Labor	5.7	1.7	-	1.7	7.4	9.0	(1.6)	(17.8%)
Direct Labor %	4.3%	7.9%		7.9%	4.8%	5.4%		
Total Overhead	22.6	3.5	0.1	3.6	26.2	28.2	(2.0)	(7.1%)
Cost of Goods Sold	98.1	14.2	0.1	14.3	112.4	121.9	(9.5)	(7.8%)
Gross Profit	35.1	7.2	(0.1)	7.1	42.2	44.9	(2.7)	(6.0%)
Gross Profit %	*26.4%*	*33.6%*		*33.2%*	*27.3%*	*26.9%*		
Design & Development	8.4	0.7	-	0.7	9.1	9.7	(0.6)	(6.2%)
Goodwill Impairment	-	-	-	-	-	28.0	(28.0)	(100.0%)
Other SGA	16.7	7.4	0.7	8.1	24.8	30.0	(5.2)	(17.3%)
Total Selling, General and Administrative	25.1	8.1	0.7	8.8	33.9	67.7	(33.8)	(49.9%)
Operating Income	10.0	(0.9)	(0.8)	(1.7)	8.3	(22.8)	31.1	(136.4%)
Operating Profit %	*7.5%*	*(4.2%)*		*(7.9%)*	*5.4%*	*(13.7%)*		
Equity Earnings	(0.1)	-	-	-	(0.1)	(0.2)	0.1	(50.0%)
Interest Expense (Income), Net	0.8	0.9	-	0.9	1.7	1.8	(0.1)	(5.6%)
Other (Income) / Expense	(0.9)	3.1	-	3.1	2.2	8.0	(5.8)	(72.5%)
Income Before Taxes	10.3	(4.9)	(0.8)	(5.7)	4.6	(32.4)	37.0	(114.2%)
Income Before Taxes %	*7.7%*	*(22.9%)*		*(26.6%)*	*3.0%*	*(19.4%)*		
Provision for Income Taxes	(0.4)	0.4	(0.3)	0.1	(0.3)	(1.1)	0.8	(72.7%)
Effective Tax Rate %	(3.9%)	(8.2%)	37.5%	(1.8%)	(6.5%)	3.4%		
Income from Continuing Operations	10.6	(5.2)	(0.5)	(5.7)	4.9	(31.3)	36.2	(115.7%)
Income from Continuing Operations %	*8.0%*	*(24.3%)*		*(26.6%)*	*3.2%*	*(18.8%)*		
Discontinued Operations	-	-	-	-	-	(0.9)	0.9	(100.0%)
Gain/Loss on Disposal	-	-	-	-	-	(0.8)	0.8	(100.0%)
Net Income (excl NC Int Exp)	10.7	(5.2)	(0.5)	(5.7)	5.0	(33.0)	38.0	(115.2%)
Non Controlling Interest	-	-	(1.1)	(1.1)	(1.1)	(6.4)	5.3	(82.8%)
Net Income Attributable to Stoneridge	10.7	(5.2)	0.6	(4.6)	6.1	(26.6)	32.7	(122.9%)
Net Margin %	*8.0%*	*(24.3%)*		*(21.5%)*	*3.9%*	*(15.9%)*		
EPS Impact - Cont Ops	$0.38	($0.19) *	$0.02	($0.16)	$0.22	($0.92)	$1.14	(123.4%)
EPS Impact - Disc Ops	$0.00	$0.00	$0.00	$0.00	$0.00	($0.07)	$0.07	(100.8%)
EPS Impact	$0.38	($0.19)	$0.02	($0.16)	$0.22	($0.99)	$1.20	(122.0%)

* Includes Deferred Tax Valuation of $(0.03) and Argentina Devaluation of $(0.03) per Diluted Share

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Stoneridge

STONERIDGE Continuing EPS Attributable to Stoneridge PST CD & Elec & Corp Stoneridge, Inc. 4Q14 Actual EPS [ Cont Ops] (0.92) (0.03) 0.00 PST Deferred Tax Valuation Allowance (0.03) 0.81 0.00 Goodwill Impairment 0.81 0.00 0.34 Debt Extinguishment, net of swap gain 0.34 0.78 0.34 Non - Recurring Items 1.12 Continuing Operations 0.20 (0.10) 0.02 Sales Volume/FX (0.08) 0.00 (0.01) FX DM Cost (0.01) 0.08 0.05 SGA / FX 0.13 (0.04) 0.00 FX Debt (0.04) (0.01) 0.02 Interest 0.01 0.00 (0.01) CD Warranty (0.01) 0.00 0.02 Other 0.02 (0.07) 0.09 SUBTOTAL 0.02 4Q15 Actual EPS [ Cont Ops] 0.22 PST Deferred Tax Valuation Allowance 0.03 4Q15 Adjusted EPS 0.25 4Q14 4Q15 EPS Bridge 6

7 STONERIDGE Schedule of Unusual Items Values in millions, except EPS 4Q14 4Q15 4Q14 4Q15 $ $ EPS EPS Reported EPS (Continuing Operations) $(0.92) $0.22 Goodwill PST 28.0 - $1.04 $0.00 Noncontrolling Interest PST (6.1) - $(0.23) $0.00 Goodwill, Net 21.8 - $0.81 $0.00 PST Tax Valuation Allowance - 1.2 $0.00 $0.04 Noncontrolling Interest PST - (0.3) $0.00 $(0.01) Tax Valuation Allowance, Net - 0.9 $0.00 $0.03 Bond Redemption Premium 7.5 - $0.28 $0.00 Debt Discount / Deferred Financing 2.2 - $0.08 $0.00 Gain on termination of Interest Rate Swap (0.4) - $(0.02) $0.00 TOTAL Unusual Items $31.1 $0.9 $1.15 $0.03 Adjusted EPS (Continuing Operations) $0.23 $0.25 Diluted Shares (millions) 27.0 28.1

43% 38% 14% 5% PassCar Lt Truck Comm'l Vehicle PST Ag / Other 57% 14% 29% North America South America Europe / Asia 53% 33% 14% Control Devices Electronics PST 4Q15 Sales $154.6 NOTE: D oes not include revenue from India JV SERVED MARKETS REGIONS BUSINESS SEGMENTS Sales from Continuing Operations STONERIDGE 4Q15 Sales: Market, Region, Segment 8

Strong New Business Awards 2016 2017 2018 2019 2020 44 - 48% % Range 13 - 17% 4 - 8% 10 - 14% 19 - 23% Expect approximately $109 M in Net New Business in 2016 - 2017 Expect $ 179M in Net New Business [ 2016 – 2020] $ millions, excl Wiring 2011 2012 2013 2014 2015 Sales $440 $612 $659 $661 $645 D&D $29 $39 $40 $42 $39 D&D % 7% 6% 6% 6% 6% Cap Ex $17 $23 $22 $24 $29 Cap Ex % 4% 4% 3% 4% 5% Total D&D and Cap Ex $46 $62 $62 $66 $68 Total Exp % 10% 10% 9% 10% 11% Product Life Cycle Growth Continues to be Robust Efforts in R&D, Design, & Marketing will fill in 2017 to 2019 Sales Significant Increases in 2015 / 2016 are Main Focus for Net New Business in Current Projection Exchange Rates having negative impacts in Europe & Brazil STONERIDGE Net New Business 9

STONERIDGE Continuing EPS Attributable to Stoneridge PST CD & Elec & Corp Stoneridge, Inc. 3Q15 Actual EPS [ Cont Ops] 0.27 (0.03) 0.00 PST Deferred Tax Valuation Allowance (0.03) (0.03) 0.00 Non - Recurring Items (0.03) Continuing Operations 0.24 (0.02) (0.05) Sales Volume/FX (0.07) (0.01) 0.01 Mix / Direct Material 0.00 0.01 0.05 SGA / DD / DL / FX 0.06 0.00 0.00 Overhead / FX Translation 0.00 (0.03) 0.02 FX / Div / Debt MTM (0.01) (0.05) 0.03 SUBTOTAL (0.02) 4Q15 Actual EPS [ Cont Ops] 0.22 PST Deferred Tax Valuation Allowance 0.03 4Q15 Adjusted EPS 0.25 3Q15 4Q15 EPS Bridge 10

STONERIDGE Sales by Segment – 4Q15 vs 3Q15 11 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck 66.3 0.3 0.0 66.6 71.0 0.4 0.0 71.4 Med / HD Truck 8.8 49.7 0.0 58.5 9.0 47.6 0.0 56.6 Ag 3.8 0.0 0.0 3.8 4.0 0.0 0.0 4.0 PST / Other 2.8 1.5 21.4 25.7 3.0 2.7 24.3 30.0 TOTAL 81.7 51.5 21.4 154.6 87.0 50.7 24.3 162.1 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck (4.7) (0.1) 0.0 (4.8) (6.6)% (25.0)% 0.0% (6.7)% Med / HD Truck (0.2) 2.1 0.0 1.9 (2.2)% 4.4% 0.0% 3.4% Ag (0.2) 0.0 0.0 (0.2) (5.0)% 0.0% 0.0% (5.0)% PST / Other (0.2) (1.2) (2.9) (4.3) (6.7)% (44.4)% (11.9)% (14.3)% TOTAL (5.3) 0.8 (2.9) (7.5) (6.1)% 1.6% (11.9)% (4.6)% 4Q15 3Q15 Variance $ Variance % 4Q15 vs 3Q15 4Q15 vs 3Q15

(millions) 1Q 2Q 3Q 4Q Full Year 2014 1Q 2Q 3Q 4Q Full Year 2015 COGS / Depreciation – Fixed Asset Write Up $0.3 $0.3 $0.3 $0.2 $1.1 $0.2 $0.2 $0.1 $0.1 $0.6 SGA / Amortized Intangibles $1.2 $1.2 $1.0 $0.8 $4.2 $0.9 $0.9 $0.8 $0.7 $3.3 TOTAL $1.5 $1.5 $1.3 $1.0 $5.3 $1.1 $1.1 $0.9 $0.8 $3.9 1Q 2Q 3Q 4Q 2014 1Q 2Q 3Q 4Q 2015 Impact on Op Margin (0.63)% (0.93)% (0.76)% (0.60)% (0.80)% (0.68)% (0.67)% (0.56)% (0.52)% (0.60)% Impact on Diluted EPS $(0.03) $(0.03) $(0.02) $(0.02) $(0.10) $(0.02) $(0.02) $(0.02) $(0.02) $(0.06) STONERIDGE PST Purchase Price Accounting Expense [Non Cash] 12

4.1x 2.8x 2.5x 2.3x 2012 2013 2014 2015 DEBT LEVERAGE Debt Leverage: Continuing Operations excluding PST PPA 100 175 300 Previous Structure Current Structure CAPITAL STRUCTURE $275 $300 New Revolving Credit Agreement saves approximately $12 million in Annual Interest 10 17 19 7 14 5 10 11 24 23 29 18 2012 2013 2014 4Q15 Gov't Incentive Debt Other Debt BRAZIL DEBT 157 134 87 64 201 197 130 118 2012 2013 2014 2015 Net Debt Total Debt NET DEBT / TOTAL DEBT Bonds ABL Revolving Credit Facility $ millions $ millions $ millions 2015 : Adjusted to exclude GW & Non - Cash Restricted Stock for CEO Retirement STONERIDGE Debt / Net Debt 13 2014 : Adjusted to exclude GW & Debt Extinguishment

STONERIDGE 2016 GUIDANCE 14 14 * Assumes no reversal of U.S. Tax Valuation Allowance 2016 Guidance * SALES $726 - $736 GROSS MARGIN 25.5% - 28.0% OP MARGIN 5.3% - 7.3% EPS $1.10 - $1.30 EBITDA 8.0% - 11.0% FX RATES 2016 Guidance USD / BRL 3.80 USD / MXN 15.80 EUR / USD 1.10 USD / SEK 8.65

STONERIDGE 2016 GUIDANCE: IMPROVEMENTS OVER 2015 15 15 2015 2016 E Sales $ millions $736 4.3% 5.3% 2015 2016 E Operating Margin 7.3% 2015 2016 E EPS $1.30 $1.10 $0.82 $726 $645 2015 2016 E Adjusted EPS $0.93 $1.10 $1.30

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